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                                                                  EXHIBIT 23.2


                        CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the use in this registration statement of Diversified Corporate Resources, Inc. on Form S-1 (Amendment No. 1) of our reports dated April 9, 1996, appearing in the Prospectus, which is part of this registration statement, and to the reference to us under the heading "Experts" in such Prospectus.




WEAVER AND TIDWELL, L.L.P.


Dallas, Texas
September 2, 1997